UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.)

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Material

☐ Soliciting Material under §240.14a-12

TIC Solutions, Inc.
(Name of Registrant as Specified In Its Charter)

_________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SUPPLEMENT TO THE PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 1, 2026
Explanatory Note
This Proxy Statement Supplement (the “Supplement”) supplements the Proxy Statement on Schedule 14A (the “Proxy Statement”), dated May 21, 2026, relating to the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of TIC Solutions, Inc. (the "Company") to be held on July 1, 2026.
This Supplement is being filed to add an additional Proposal No. 3 for the Annual Meeting to the Proxy Statement and the related proxy card that is soliciting an advisory, non-binding vote to approve the frequency of future advisory votes on the compensation of the Company’s named executive officers (“Say on Pay”). Proposal No. 3 is being added in accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act), and the related rules of the SEC. Proposal No. 3 was inadvertently omitted from the Proxy Statement and proxy card when originally filed with the SEC and this filing corrects that omission. Other than the addition of Proposal No. 3 to the Proxy Statement, the proxy card and the Updated Notice of Annual Meeting, no other changes have been made to the Proxy Statement or the proxy card. They remain in effect and continue to seek the vote of Company stockholders for the proposals to be voted on at the Annual Meeting.
Proposal No. 3 is a “non-routine” matter. If you are a beneficial owner and your shares are held in the name of a broker or other nominee, such broker or nominee is bound by the rules of the New York Stock Exchange (“NYSE”) whether or not it can exercise discretionary voting power for any particular proposal if the broker has not received voting instructions from you. Brokers have the authority to vote shares for which their customers do not provide voting instructions on certain “routine” matters. A broker non-vote occurs when a nominee who holds shares for another does not vote on a particular item because the nominee does not have discretionary voting authority for that item and has not received voting instructions from the beneficial owner of the shares. Broker non-votes are included in the calculation of the number of votes considered to be present at the Annual Meeting for purposes of determining the presence of a quorum but are not considered a vote cast. Accordingly, if you hold shares beneficially in street name and do not provide your broker with voting instructions as to Proposal No. 3, your shares constitute “broker non-votes” as to Proposal No. 3 and will have no effect on the outcome of Proposal No. 3. Abstentions will have no effect on the outcome of Proposal No. 3.
With respect to Proposal No. 3, your vote may be cast for “EVERY YEAR,” “EVERY TWO YEARS,” “EVERY THREE YEARS” or “ABSTAIN.” A vote to “ABSTAIN” will have no effect on the vote. The choice receiving the most votes cast by stockholders present virtually or represented by proxy and entitled to vote on the matter will be deemed to be the frequency preferred by the stockholders.

If you wish to cast your vote on Proposal No. 3, you must fill out and submit the revised proxy card or otherwise submit updated voting instructions, as described in the Proxy Statement and in this Supplement. The receipt of your new proxy card or voting instructions will revoke and supersede any proxy card or voting instructions previously submitted. Therefore, if you are submitting a new proxy card or voting instructions, you should vote on each proposal, including those for which you previously submitted a proxy card or voting instructions. If you have already voted and do not submit a new proxy card or voting instructions, your previously submitted proxy card or voting instructions will be voted at the Annual Meeting with respect to Proposals No. 1 and 2, but will not be counted in determining the outcome of Proposal No. 3. However, if you submit a new proxy card or voting instructions and vote only on Proposal No. 3, but do not give any directions as to the other proposals, your shares will be voted in favor of each of the eleven director nominees in Proposal No. 1 and “FOR” Proposal No. 2. Note, however, that if you hold shares beneficially in street name and submit a new proxy card or voting instructions and vote only on Proposal No. 3, but do not give any directions as to the other proposals, your previous voting instructions provided to your broker will remain valid.

This Supplement and a revised proxy card are being distributed or made available to stockholders on June 17, 2026. Capitalized terms used but not otherwise defined in this Supplement have the meanings ascribed to them in the Proxy Statement. This Supplement should be read together with the Proxy Statement, which should be read in its entirety.

UPDATED
NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS
Dear Stockholders,
It is my pleasure to invite you to attend TIC Solutions, Inc.’s 2026 Annual Meeting of Stockholders (“Annual Meeting”). The Annual Meeting will be held on July 1, 2026, at 10:00 a.m. (Eastern Time) in virtual-only format conducted via live webcast at www.virtualshareholdermeeting.com/TIC2026. You will be able to participate, submit questions and vote your shares electronically at the Annual Meeting. At the Annual Meeting, you will be asked to:
1.    Elect eleven directors for a one-year term expiring at the 2027 Annual Meeting of Stockholders;
2.    Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and
3.     Approve, on an advisory basis, the frequency of future advisory votes to approve the compensation of our named executive officers.
Stockholders will also transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. These matters are more fully discussed in the Proxy Statement which was distributed or made available to stockholders on May 21, 2026, as supplemented by this Supplement. Our Board of Directors is soliciting proxies from stockholders who are entitled to vote at the Annual Meeting. Only stockholders of record as of the close of business on May 11, 2026, may vote at the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, please vote using the Internet, by telephone or by mail, in each case, by following the instructions in our Proxy Statement. Stockholders who execute a proxy may nevertheless attend the Annual Meeting, revoke their proxy, and vote their shares during the Annual Meeting.
Robert A. E. Franklin
Executive Chairman of the Board

June 17, 2026

VOTING METHODS
You may vote by proxy whether or not you attend the Annual Meeting. To vote by proxy, you have a choice of voting using the Internet, by telephone, or by mail using a traditional proxy card.

INTERNET	TELEPHONE	MAIL
Visit www.proxyvote.com and follow the instructions. You will need the 16-digit control number included on your proxy card, voter instruction form or notice.
Call 1-800-690-6903 to transmit your voting instructions up until 11:59 p.m. (Eastern Time) the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

If you would like to request a copy of the materials for this and/or future stockholder meetings, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com.

TIC Solutions, Inc.
200 South Park Road, Suite 350
Hollywood, FL 33021

PROPOSAL NO. 3 ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE EXECUTIVE COMPENSATION
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” A FREQUENCY PERIOD OF “ONE YEAR” FOR FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Act requires us to provide our stockholders with the opportunity to vote, on an advisory, non-binding basis, for their preference as to whether future Say on Pay advisory votes on the compensation of our named executive officers should occur every one, two or three years. We are required to hold a vote on the frequency of Say on Pay proposals every six years.

After careful consideration, our Board recommends that we conduct an annual advisory vote to approve executive compensation. Our Board believes that a frequency of every year for the Say on Pay vote on the compensation of our named executive officers is the best approach for the Company and our stockholders. An annual advisory vote provides more frequent stockholder feedback to our Board and the Compensation Committee regarding our executive compensation programs and policies.

When voting on this proposal, you may indicate whether you would prefer an advisory vote every one, two or three years, or you may abstain from voting. If a majority of the votes cast do not favor one of the three frequencies, the frequency that receives the most votes will be considered by us to be the frequency favored by stockholders.

TIC Solutions

BROADRIDGE CORPORATE ISSUER SOLUTIONS
TIC SOLUTIONS, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 30, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/TIC2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 30, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to TIC Solutions, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T01625-P54074

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TIC SOLUTIONS, INC.

The Board of Directors recommends a vote FOR the following nominees for director:

1. Election of Directors

		For	Against	Abstain
1a.	Robert A. E. Franklin	☐	☐	☐
1b.	Sir Martin E. Franklin	☐	☐	☐
1c.	Antoinette C. Bush	☐	☐	☐
1d.	Rory Cullinan	☐	☐	☐
1e.	Elizabeth Meloy Hepding	☐	☐	☐
1f.	Benjamin Heraud	☐	☐	☐
1g.	Peter A. Hochfelder	☐	☐	☐
1h.	James E. Lillie	☐	☐	☐
1i.	Byron Roth	☐	☐	☐
1j.	Talman Pizzey	☐	☐	☐
1k.	Dickerson Wright	☐	☐	☐

The Board of Directors recommends a vote FOR Proposal 2:

		For	Against	Abstain
2.	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:

		1 Year	2 Years	3 Years	Abstain
3.	To approve, on an advisory basis, the frequency of future advisory votes to approve the compensation of our named executive officers.	☐	☐	☐	☐

Sign exactly as your name(s) appear(s) on the stock certificate. If shares of stock stand of record in the names of two or more persons, or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the proxy card. If shares of stock are held of record by a corporation, the proxy card should be executed by the President or Vice President and the Secretary or Assistant Secretary. Executors or administrators or other fiduciaries who execute the proxy card for a deceased stockholder should give their full title. Please date the proxy card.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

T01626-P54074

TIC SOLUTIONS, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints each of Benjamin Heraud and Kristin Schultes with full power of substitution, to represent the undersigned and to vote all of the shares of Common Stock or Series A Preferred Stock in TIC Solutions, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company, to be held virtually at *www.virtualshareholdermeeting.com/TIC2026* on July 1, 2026 at 10:00 a.m. Eastern Time and at any adjournment or postponement thereof: (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Company's Proxy Statement, receipt of which is hereby acknowledged, and (2) in their best judgment upon such other matters as may properly come before the meeting.

The shares represented hereby shall be voted as specified. **If no specification is made, such shares shall be voted FOR the election of the nominees listed on the reverse side to the Board of Directors, FOR Proposal 2, and for the option of 1 YEAR in Proposal 3.** Whether or not you are able to attend the meeting, you are urged to sign and mail the proxy card in the return envelope so that the stock may be represented at the meeting.

IF YOU ELECT TO VOTE BY MAIL, PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)